Exhibit 99.11a

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of April 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Inc. (“MSMCI”), NetBank, as seller (the “Seller”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-7AX (the “Trust”).

RECITALS

WHEREAS MSMCI and NetBank entered into a certain First Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005 (as amended or modified to the date hereof, the “Agreement”), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement; and

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption

(a)  On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the “First Assignment and Assumption”), and the Seller hereby acknowledges the First Assignment and Assumption.

MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)  On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledges the Second Assignment and Assumption.

(c)  On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI’s acquisition of the Specified Mortgage Loans.

2.	Recognition of Trustee

(a)  From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

(b)  Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement.  Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 23 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto, solely by the Trustee as assignee of MSMCI.

(c)  It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and master servicer (the “Master Servicer”), and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a)  The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

(b)  Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)  Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)  The Seller represents and warrants that (i) there is no action, suit, proceeding or investigation pending or, (ii) to the best of the Seller’s knowledge threatened, against the Seller which, either in any one instance or in the aggregate, might result in any material liability on the part of the Seller or result in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or which would draw into question the validity of the Agreements, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Agreements and the Seller knows of no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, might have a material adverse impact on  the business, operations, financial condition, properties or assets of the Seller.

(e)  The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement dated as of the date hereof (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank Minnesota, National Association, as securities administrator and master servicer, and the Trustee), the representations and warranties set forth in sections 9.01 and 9.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, subject to such events or circumstances which may have occurred or arisen since the related Closing Date (as defined in the Agreement), to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date (as defined in the Pooling and Servicing Agreement).

4.	Future Covenants

(a)  For the purpose of satisfying the Depositor’s reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Depositor hereby requests and the Seller hereby agrees to promptly provide the Depositor and the Securities Administrator with written notice and descriptions of all matters set forth in Section 35.03(d) of the Agreement substantially in the form of Exhibit II attached hereto.

(b)  Indemnification; Remedies.

(i)           The Seller shall indemnify pursuant to Section 35.04 of the Agreement.

5.	Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6.	Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

7.	Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of MSMCI:

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-7AX

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-7AX

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-7AX

In the case of the Seller:

NetBank
9710 Two Notch Road
Columbia, SC 29223
Attention:  Director of Loan Administration
With a copy to Chief Legal Officer and Contract Negotiations and Investor Relations

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

8.	Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

9.	Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.	Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL INC.

By:  /s/ Valerie Kay
Name: Valerie Kay
Title:  Vice President

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Valerie Kay
Name: Valerie Kay
Title:  Vice President

NETBANK

By:  /s/ D. Earley
Name: D. Earley
Title:  Officer

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-7AX

By: /s/ Rita Lopez
Name: Rita Lopez
Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

EXHIBIT II

Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-7AX - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-7AX

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 35.03(d) of the First Amended and Restated Mortgage Loan Purchase and Warranties Agreement between Morgan Stanley Mortgage Capital Inc. and NetBank, dated as of November 1, 2005, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].
Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY] as [role]

By:

Name:
Title: